UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2006
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin	39-0971239
(State of Incorporation)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
2006 Omnibus Incentive Stock Plan
Incentive Compensation Plan for Elected Officers
Press Release
Press Release

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On November 15, 2006, Brady Corporation (the “Corporation”) issued a press release announcing its fiscal 2007 first quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached herewith and incorporated by reference.
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(d) On November 16, 2006, the Corporation issued a press release announcing that Chan Galbato has been elected to its Board of Directors. There was no arrangement or understanding pursuant to which Mr. Galbato was elected as a director, and there are no related party transactions between the Corporation and Mr. Galbato. Mr. Galbato has not been appointed to a committee at this time. Mr. Galbato will be eligible to participate in the Corporation’s equity incentive and other benefit plans on a basis similar to other non-employee directors, although no equity awards had been made to Mr. Galbato at this time. A copy of the press release is being provided to the Securities and Exchange Commission as Exhibit 99.2 attached herewith and incorporated by reference.
(e) On November 16, 2006, at the Corporation’s Annual Shareholders’ Meeting, the holders of the Corporation’s Class B Common Stock approved the Brady Corporation 2006 Omnibus Incentive Stock Plan (the “2006 Omnibus Plan”). Under the terms of the 2006 Omnibus Plan, pursuant to which 2,000,000 shares of the Corporation’s Class A Common Stock have been authorized for issuance, the Corporation may grant nonqualified stock options, incentive stock options, shares of restricted stock and restricted stock units to eligible employees of the Corporation and its affiliates. The 2006 Omnibus Plan, which became effective upon shareholder approval, provides that after December 31, 2006, no further awards or grants shall be made under the Corporation’s 1997, 2003 or 2004 Omnibus Incentive Stock Plans. The foregoing description of the 2006 Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Omnibus Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
     The holders of the Corporation’s Class B Common Stock also approved at the Annual Shareholders’ Meeting held on November 16, 2006, the Brady Corporation Incentive Compensation Plan for Elected Corporate Officers (the “Incentive Compensation Plan”). Under the terms of the Incentive Compensation Plan, certain officers of the Corporation are eligible to receive bonus awards that are intended to constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code. The foregoing description of the Incentive Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Compensation Plan, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following are furnished as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.1	Brady Corporation 2006 Omnibus Incentive Stock Plan

10.2	Brady Corporation Incentive Compensation Plan for Elected Corporate Officers

99.1	Press Release of Brady Corporation, dated November 15, 2006.

99.2	Press Release of Brady Corporation, dated November 16, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: November 20, 2006	/s/ David Mathieson David Mathieson
Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Brady Corporation 2006 Omnibus Incentive Stock Plan

10.2	Brady Corporation Incentive Compensation Plan for Elected Officers

99.1	Press Release of Brady Corporation dated November 15, 2006.

99.2	Press Release of Brady Corporation dated November 16, 2006.